EXHIBIT 10.2




                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Amended and Restated Credit Agreement (this "Agreement") is entered into as of November 19, 1997, by and between HFS INCORPORATED, a Delaware corporation (the "Company") having an office at 339 Jefferson Road, Parsippany, New Jersey 07054-0278, and THE CHASE MANHATTAN BANK (the "Bank"), having an office at 270 Park Avenue, New York, New York 10017.

                              Preliminary Statement

         The Company and the Bank entered into a Credit Agreement dated as of October 1, 1997, as amended by Amendment No. 1 dated as of October 31, 1997 (the "Original Agreement"). The parties hereto wish to amend and restate the Original Agreement to make the modifications set forth below. Accordingly, the parties hereto agree as follows:

1. Commitment. The Bank agrees to make loans to the Company hereunder ("Loans"), at any time and from time to time from and including October 1, 1997 to but excluding the earliest of (a) January 31, 1998, (b) the date on which the commitment is terminated under Section 4 of this Agreement and (c) the Merger Date (as defined in the Second Amendment dated as of September 18, 1997 to the Five Year Credit and Revolving Credit Agreement (as defined below))(such earliest date is hereinafter referred to as the "Commitment Termination Date"), which in aggregate principal amount outstanding shall not, at any one time, exceed $500,000,000. The Company shall have the right, upon 3 business days' notice to the Bank, at any time or from time to time, to reduce permanently (in multiples of $1,000,000) or to terminate the unutilized portion of the commitment. The Company promises to pay the unpaid principal amount of all Loans on March 31, 1998 (the "Maturity Date"). Notwithstanding anything in this Agreement to the contrary, the obligation of the Bank to make any Loan hereunder is subject to the conditions precedent that (i) the representations and warranties made by the Company in both (x) the $750,000,000 Five Year Competitive Advance and Revolving Credit Agreement dated as of October 2, 1996 among the Company, the lenders referred to therein and the Bank as Administrative Agent (as in effect on the date hereof, the "Five Year Credit Agreement"), and (y) the $750,000,000 364-Day Competitive Advance and Revolving Credit Agreement dated as of October 2, 1996 among the Company, the lenders referred to therein and the Bank as Administrative Agent (as in effect on the date hereof, the "Revolving Credit Agreement"), shall be true and correct in all material respects on and as of the date of each request for, and disbursement of, a Loan (except to the extent that such representations and warranties expressly relate to an earlier date), with the same effect as if made on and as of such date, and (ii) no event of default as described in Section 4 of this Agreement, or "Default" as such term is defined in the Five Year Credit Agreement and the Revolving Credit Agreement, shall have occurred and be continuing. Each request for a Loan and receipt of the proceeds thereof shall be deemed to be a representation and warranty by the Company as to the matters described in the preceding sentence. The proceeds of Loans shall be used for working capital and general corporate purposes. The holder of the promissory note of the Company executed in connection with this Agreement is authorized to endorse on the schedule attached thereto, or on any continuation of such schedule, the date, amount, borrowing period, interest rate, payment and remaining balance of all Loans.

2. Commission. The Company agrees to pay the Bank a commitment commission equal to the product of (i) the rate per annum used to determine the "Facility Fee" as defined in Section 2.7(a) of the Revolving

Credit Agreement, times (ii) the amount of the commitment, whether used or unused, computed for the actual number of days elapsed in a year of 360 days, for the period from the date hereof and ending on the Commitment Termination Date or, if earlier, the date on which the Company shall have terminated the commitment in full. Such commission shall be payable on the date of any reduction or termination of the commitment, as to the amount of the commitment so reduced or terminated, and on the Commitment Termination Date.

3. Interest Rate on Loans. (a) The Company may borrow a Loan bearing interest at a floating base rate by notifying the Bank of the amount thereof prior to 1:00 p.m. (New York City time) on the same day on which such Loan is to be disbursed. Interest on any such Loan shall (i) be calculated on a year of 365 days, based on the actual number of days elapsed, (ii) accrue from day to day at that rate per annum which the Bank determines from time to time to be its base rate for domestic commercial loans or the equivalent thereof, changing when and as such base rate changes, and (iii) be due and payable on the Maturity Date.

         (b) The Company may borrow a Loan at a rate per annum other than the base rate described in Section 3(a) if the Company and the Bank shall agree in writing on such a rate (the "Agreed Rate"). If the Company and the Bank agree upon an Agreed Rate, the Company may borrow a Loan bearing interest at the Agreed Rate by notifying the Bank of the amount thereof prior to 1:00 p.m. (New York City time) on the same day on which such Loan is to be disbursed, or at such earlier time as may be required by the Bank in order to advance a Loan at the Agreed Rate. Interest on any such Loan shall (i) be calculated on a year of 360 days, based on the actual number of days elapsed, (ii) accrue from day to day at the Agreed Rate and (iii) be due and payable on the date agreed to by the Company and the Bank, provided, however, that all accrued and unpaid interest shall be due and payable on the Maturity Date.

         (c) Any Loan may be repaid, together with interest accrued thereon, on any business day upon giving the Bank notice thereof by 1:00 p.m. (New York City time) on such day; provided, however, that if there is any payment (whether by voluntary prepayment, acceleration or otherwise) of a Loan accruing interest at the Agreed Rate on a date other than the maturity date of such Loan, the Company shall pay to the Bank on demand such amount as will be sufficient in the reasonable opinion of the Bank to compensate it for any loss, cost or expense which the Bank determines is attributable thereto. Notwithstanding the foregoing, if any principal of or interest on any Loan or any commitment fee or other amount payable by the Company hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate applicable to Loans bearing interest at the floating base rate as provided in Section 3(a).

4. Events of Default. Upon the occurrence of any of the following events (an "Event of Default"), the Bank may, by written notice to the Company, declare all indebtedness hereunder to become immediately due and payable, together with accrued interest, commitment commission and any other charges, without presentment, demand, protest, or other notice, all of which are hereby expressly waived, and declare the commitment hereunder to be terminated, except that if the event described in Section 4.4 shall occur, such indebtedness shall automatically become due and payable, without presentment, demand, protest or other notice, all of which are hereby expressly waived, and the commitment shall automatically terminate.

4.1 Principal and Interest. The Company shall default in the due and punctual payment of any principal of or interest on any Loan, or with respect to the due and punctual payment of any commitment commission, and in the case of payments of interest or commissions, such default shall continue unremedied for five business days;

4.2 Other Borrowings. Any "Event of Default" as defined in Article 7 of the Five Year Credit Agreement shall occur, or any "Event of Default" as defined in
Article 7 of the Revolving Credit Agreement shall occur;

4.3 Representations. Any representation, warranty or statement made by the Company herein or otherwise in writing in connection herewith shall be breached or shall prove to be untrue or incorrect in any material respect when made; or

4.4 Insolvency. The Company shall become insolvent (however such condition may be evidenced) or become the subject of a proceeding under the Federal Bankruptcy Code, provided that in the event of any involuntary case, proceeding or other action against the Company, such proceeding or action (i) results in the entry of any order for relief against it or (ii) shall remain undismissed for a period of sixty (60) days.

5. Participations. The Bank may, without the consent of the Company, sell participations to one or more banks or other financial institutions in all or a portion of the Bank's rights and obligations under this Agreement (including all or a portion of its commitment and the Loans); provided that (i) the Bank's obligations under this Agreement shall remain unchanged, (ii) the Bank shall remain solely responsible for the performance of such obligations and (iii) the Company shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement. The Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release the Bank from any of its obligations hereunder or substitute any such pledgee or assignee for the Bank as a party hereto.

6. Law and Expenses. This Agreement is subject to the laws of the state of New York. The Company agrees to pay the Bank all reasonable out-of-pocket expenses that the Bank may incur, including reasonable fees and disbursements of counsel, in connection with the enforcement of this Agreement.

7. Indemnity. The Company agrees to indemnify and hold harmless the Bank and its directors, officers, employees and agents (each, an "Indemnified Party") from and against any and all expenses (including reasonable fees and disbursements of counsel), losses, claims, damages and liabilities arising out of any claim, litigation, investigation or proceeding (regardless of whether any such Indemnified Party is a party thereto) in any way relating to the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities arising out of or resulting from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification, provided that the Company shall not be liable for the fees and expenses of more than one separate firm for all such Indemnified Parties in connection with any one such action or any separate but substantially similar or related actions in the same jurisdiction, nor shall the Company be liable for any settlement of any proceeding effected without the Company's written consent, and provided further that this Section 7 shall not be construed to expand the scope of the reimbursement obligations specified in Section 6. The obligations of the Company under this Section 7 shall survive the termination of this Agreement and/or payment of the Loans.

8. Submission to Jurisdiction. The Company hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth above or at such other address of which the Bank shall have been notified; and

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

9. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 9 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTY HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS
SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.



10. Effectivness. (a) This Agreement will become effective on the date (the "Effective Date") when the Bank shall have received (i) counterparts of this Agreement duly executed by the Company and the Bank; and (ii) a note substantially in the form of Exhibit A duly executed by the Company.

         (b) On the Effective Date, the Original Agreement will be automatically amended and restated in its entirety to read as set forth herein. On and after the Effective Date the rights and obligations of the parties hereto shall be governed by this Agreement; provided that the rights and obligations of the parties hereto with respect to the period prior to the Effective Date shall continue to be governed by the provisions of the Original Agreement. On or promptly after the Effective Date, the Bank shall mark the note issued under the Original Agreement "Renewed", and shall retain such note as additional evidence of the indebtedness of the Borrower outstanding under this Agreement.


THE CHASE MANHATTAN BANK               HFS INCORPORATED



By: /s/ Carol A. Ulman                 By:   /s/ Terry Kridler
     Name:   Carol A. Ulman            Name:  Terry Kridler
     Title:  Vice President            Title:  Senior Vice President & Treasurer

                                                                      EXHIBIT A


                    AMENDED AND RESTATED REVOLVING LOAN NOTE


$500,000,000                                                    October 1, 1997


         FOR VALUE RECEIVED, HFS INCORPORATED, a Delaware corporation (the "Company"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Bank") at such date or dates as may be provided by, or designated pursuant to, the Credit Agreement of this date between the Company and the Bank (the "Agreement"), at the Bank's office indicated in the Agreement, or at such other place as the holder hereof may hereafter designate in writing, in lawful money of the United States of America, the principal sum of FIVE HUNDRED MILLION DOLLARS or, if less than such principal sum, the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to the Agreement and outstanding hereunder. The Company further promises to pay interest at such office, in like money, from the date hereof on the principal amount owing hereunder from time to time, at the rates per annum provided for in Section 3 of the Agreement, payable at the time stated in such Section, at maturity (whether by acceleration or otherwise), and upon demand therefor after maturity.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement. The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note and the rights and obligations of the Company and the payee hereunder shall be governed by and construed and enforced in accordance with the laws of the state of New York applicable to contracts made and to be performed wholly within such state.

                                        HFS INCORPORATED



                                        By:  /s/ Terry Kridler
                                        Name: Terry Kridler
                                        Title: Senior Vice President & Treasurer

                             REVOLVING LOAN SCHEDULE



                           Amount                                               Amount of             Balance
                             of               Borrowing            Interest     Principal            Remaining            Notation
        Date                Loan                Period              Rate *         Paid               Unpaid              Made By
        ----                ----                ------              ------        ----                ------              -------






















------------------

* If the Loan is accruing interest at a floating base rate, indicate "FBR"; if it is a Loan accruing interest at the Agreed Rate, indicate the applicable rate.